Exhibit 10.12


     FIRST AMENDMENT TO
     CREDIT AGREEMENT






     between





     MIDCOAST INTERSTATE TRANSMISSION, INC.
     F/K/A ALABAMA TENNESSEE NATURAL GAS COMPANY



     and



     BANK ONE, TEXAS, N.A.






     Effective as of
     October 31, 1997

     TABLE OF CONTENTS

     PAGE


  ARTICLE I.DEFINITIONS  1
       1.01Terms Defined Above  1
       1.02Terms Defined in Agreement  1
       1.03References  1
       1.04Articles and Sections  1
       1.05Number and Gender  1

  ARTICLE II.AMENDMENTS  2
       2.01Amendment of Section 1.2  2
       2.02Amendment of Section 2.7  3
       2.03Amendment of Section 7.14

  ARTICLE III.CONDITIONS  4
       3.01Receipt of Documents  4
       3.02Accuracy of Representations and Warranties  4
       3.03Matters Satisfactory to Lender  4

 ARTICLE IV.  REPRESENTATIONS AND WARRANTIES  4

  ARTICLE V.RATIFICATION  4

  ARTICLE VI.MISCELLANEOUS  4
       6.01Scope of Amendment  5
       6.02Agreement as Amended  5
       6.03Parties in Interest  5
       6.04Rights of Third Parties  5
       6.05ENTIRE AGREEMENT  5
       6.06GOVERNING LAW  5
       6.07JURISDICTION AND VENUE  5


     FIRST AMENDMENT TO CREDIT AGREEMENT

     This FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment") is made and entered into effective as of October 31, 1997, between MIDCOAST INTERSTATE TRANSMISSION, INC., F/K/A ALABAMA TENNESSEE NATURAL GAS COMPANY, an Alabama corporation (the "Borrower") and BANK ONE, TEXAS, N.A., a national banking association (the "Lender").

     W I T N E S S E T H:

     WHEREAS, the above named parties did execute and exchange counterparts of that certain Credit Agreement dated May 30, 1997 (the "Agreement"), to which reference is here made for all purposes;

     WHEREAS, the parties subject to and bound by the Agreement are desirous of amending the Agreement in the particulars hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties to the Agreement, as set forth therein, and the mutual covenants and agreements of the parties hereto, as set forth in this First Amendment, the parties hereto agree as follows:

     ARTICLE I.
     DEFINITIONS

      1.01Terms Defined Above.  As used herein, each of the terms
"Agreement," "Borrower," "First Amendment," and "Lender" shall have the meaning assigned to such term hereinabove.

      1.02Terms Defined in Agreement. As used herein, each term defined in the Agreement shall have the meaning assigned thereto in the Agreement, unless expressly provided herein to the contrary.

      1.03References. References in this First Amendment to Article or Section numbers shall be to Articles and Sections of this First Amendment, unless expressly stated herein to the contrary. References in this First Amendment to "hereby," "herein," "hereinafter," "hereinabove," "hereinbelow," "hereof," and "hereunder" shall be to this First Amendment in its entirety and not only to the particular Article or Section in which such reference appears.

      1.04Articles and Sections. This First Amendment, for convenience only, has been divided into Articles and Sections and it is understood that the rights, powers, privileges, duties, and other legal relations of the parties hereto shall be determined from this First Amendment as an entirety and without regard to such division into Articles and Sections and without regard to headings prefixed to such Articles and Sections.

      1.05Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural and likewise the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine, and neuter, when such construction is appropriate, and specific enumeration shall not exclude the general, but shall be construed as cumulative. Definitions of terms defined in the singular and plural shall be equally applicable to the plural or singular, as the case may be.

     ARTICLE II.
     AMENDMENTS

     The Borrower and the Lender hereby amend the Agreement in the following particulars:

      2.01Amendment of Section 1.2. Section 1.2 of the Agreement is hereby amended as follows:

     The following definitions are added to read as follows:

     "Borrower" shall mean Midcoast Interstate Transmission, Inc., an Alabama corporation f/k/a Alabama Tennessee Natural Gas Company.

     "Midcoast Credit Facility" shall mean that certain Credit Agreement dated August 22, 1996, as amended, modified or supplemented from time to time including, but not limited to, that certain Second Amendment to Credit Agreement dated October 31, 1997 among Midcoast Energy Resources, Inc., a Nevada corporation, Magnolia Pipeline Corporation, an Alabama corporation, H&W Pipeline Corporation, an Alabama corporation, Magnolia Resources, Inc., a Mississippi corporation, Magnolia Gathering, Inc., an Alabama corporation, Midcoast Holdings No. One, Inc., a Delaware corporation, Midcoast Gas Pipeline, Inc., a Texas corporation, Nugget Drilling Corporation, a Minnesota corporation, Midcoast Marketing, Inc., a Texas corporation, Alatenn Energy Marketing Company, an Alabama corporation, Tennessee River Intrastate Gas Co., an Alabama corporation, Mid Louisiana Gas Company, a Delaware corporation, Mid Louisiana Marketing Company, a Delaware corporation, Mid Louisiana Gas Transmission Company, a Delaware corporation, and Midla Energy Services Company, a Delaware corporation and Lender, as the same may be amended, modified or supplemented from time to time.

     The following definitions are amended to read as follows:

     "Applicable Margin" shall mean, for the period from and after September 2, 1997, as to each LIBO Rate Loan one and one-half percent (1-1/2%) when the Loan Balance is less than 50% of the Borrowing Base and one and three-quarters percent (1-3/4%) when the Loan Balance is greater than 50% of the Borrowing Base.

     "Commitment Termination Date" shall mean August 22, 2000.

     "Interest Period" shall mean, subject to the limitations set forth in
Section 2.19, with respect to any LIBO Rate Loan, a period commencing on the date such Loan is made or converted from a Loan of another type pursuant to this Agreement or the last day of the next preceding Interest Period with respect to such Loan and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Borrower may request in the Borrowing Request for such Loan.

     "Obligations" shall mean, without duplication, (a) all Indebtedness evidenced by the Note, (b) the obligation of the Borrower for the payment of Commitment Fees and Facility Fees, (c) the obligation of the Guarantor under the Guaranty, (d) the obligations arising out of or related to the Midcoast Credit Facility, and (e) all other obligations and liabilities of the Borrower and/or its Affiliates to the Lender, now existing or hereafter incurred, under, arising out of or in connection with any Loan Document or the Midcoast Credit Facility, and to the extent that any of the foregoing includes or refers to the payment of amounts deemed or constituting interest, only so much thereof as shall have accrued, been earned and which remains unpaid at each relevant time of determination.

      2.02Amendment of Section 2.7. Section 2.7 of the Agreement is amended to read as follows:

      "2.7Borrowing Base Determinations.  (a) The Borrowing Base as of
October 31, 1997 is acknowledged by the Borrower and the Lender to be $5,000,000. The Borrowing Base is determined by the Lender in its sole discretion and based on contracts that are acceptable to the Lender. Commencing on the date hereof, and continuing thereafter on the first day of each calendar month through the Commitment Termination Date, the amount of the Borrowing Base shall be reduced by $0, provided, however, that such amount is subject to redetermination under Section 2.8(b).

      (b)The Borrowing Base shall be redetermined semi-annually beginning August 1, 1997, on the basis of information supplied by the Borrower in compliance with the provisions of this Agreement, including, without limitation, engineering reports as available, contracts in connection with Borrower's pipeline systems, and all other information available to the Lender. Notwithstanding the foregoing, the Lender may at its discretion redetermine the Borrowing Base.

      (c)Upon each determination of the Borrowing Base by the Lender, the Lender shall notify the Borrower orally (confirming such notice promptly in writing) of such determination, and the Borrowing Base so communicated to the Borrower shall become effective upon such oral notification and shall remain in effect until the next subsequent determination of the Borrowing Base.

      (d)The Borrowing Base shall represent the determination by the Lender, in accordance with the applicable definitions and provisions herein contained and its customary lending practices for loans of this nature, of the value, for loan purposes, of the Mortgaged Properties, subject, in the case of any increase in the Borrowing Base, to the credit approval process of the Lender. Furthermore, the Borrower acknowledges that the determination of the Borrowing Base contains an equity cushion (market value in excess of loan value), which is acknowledged by the Borrower to be essential for the adequate protection of the Lender."

      2.03Amendment of Section 7.1. Section 7.1 of the Agreement is hereby amended by adding the following:

      "(n)The occurrence of an Event of Default under the Midcoast Credit Facility."

     ARTICLE III.
     CONDITIONS

     The obligation of the Lender to amend the Agreement as provided herein is subject to the fulfillment of the following conditions precedent:

      3.01Receipt of Documents. The Lender shall have received, reviewed, and approved the following documents and other items, appropriately executed when necessary and in form and substance satisfactory to the Lender:

      (a)multiple counterparts of this First Amendment, as requested by the Lender;

      (b)Notice of Final Agreement;

      3.02Accuracy of Representations and Warranties. The representations and warranties contained in Article IV of the Agreement and this First Amendment shall be true and correct.

      3.03Matters Satisfactory to Lender. All matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to the Lender.

     ARTICLE IV.
     REPRESENTATIONS AND WARRANTIES

     The Borrower hereby expressly re-makes, in favor of the Lender, all of the representations and warranties set forth in Article IV of the Agreement, and represents and warrants that all such representations and warranties remain true and unbreached.

     ARTICLE V.
     RATIFICATION

     Each of the parties hereto does hereby adopt, ratify, and confirm the Agreement and the other Loan Documents, in all things in accordance with the terms and provisions thereof, as amended by this First Amendment.

     ARTICLE VI.
     MISCELLANEOUS

      6.01Scope of Amendment. The scope of this First Amendment is expressly limited to the matters addressed herein and this First Amendment shall not operate as a waiver of any past, present, or future breach, Default, or Event of Default under the Agreement, except to the extent, if any, that any such breach, Default, or Event of Default is remedied by the effect of this First Amendment.

      6.02Agreement as Amended. All references to the Agreement in any document heretofore or hereafter executed in connection with the transactions contemplated in the Agreement shall be deemed to refer to the Agreement as amended by this First Amendment.

      6.03Parties in Interest. All provisions of this First Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Lender and their respective successors and assigns.

      6.04Rights of Third Parties. All provisions herein are imposed solely and exclusively for the benefit of the Lender and the Borrower, and no other Person shall have standing to require satisfaction of such provisions in accordance with their terms and any or all of such provisions may be freely waived in whole or in part by the Lender at any time if in its sole discretion it deems it advisable to do so.

      6.05ENTIRE AGREEMENT. THIS FIRST AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WHETHER WRITTEN OR ORAL, BETWEEN SUCH PARTIES REGARDING THE SUBJECT HEREOF. FURTHERMORE IN THIS REGARD, THIS FIRST AMENDMENT, THE AGREEMENT, THE NOTE, THE SECURITY INSTRUMENTS, AND THE OTHER WRITTEN DOCUMENTS REFERRED TO IN THE AGREEMENT OR EXECUTED IN CONNECTION WITH OR AS SECURITY FOR THE NOTE REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

      6.06GOVERNING LAW. THIS FIRST AMENDMENT, THE AGREEMENT AND THE NOTE SHALL BE DEEMED TO BE CONTRACTS MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW; PROVIDED, HOWEVER, THAT VERNON'S TEXAS CIVIL STATUTES, ARTICLE 5069, CHAPTER 15 (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRIPARTY ACCOUNTS) SHALL NOT APPLY.

      6.07JURISDICTION AND VENUE.  ALL ACTIONS OR PROCEEDINGS WITH RESPECT
TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO, OR FROM THIS FIRST AMENDMENT, THE AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE LITIGATED IN COURTS HAVING SITUS IN HARRIS COUNTY, TEXAS. EACH OF THE BORROWER AND THE LENDER HEREBY SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED IN HARRIS COUNTY, TEXAS, AND HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO TRANSFER OR CHANGE THE JURISDICTION OR VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY THE BORROWER OR THE LENDER IN ACCORDANCE WITH THIS SECTION.

     IN WITNESS WHEREOF, this First Amendment to Credit Agreement is executed effective the date first hereinabove written.

     BORROWER:

     MIDCOAST INTERSTATE TRANSMISSION,
     INC., F/K/A ALABAMA TENNESSEE
     NATURAL GAS COMPANY


      By:
     Richard Robert
     Chief Financial Officer and
     Treasurer


     LENDER:

     BANK ONE, TEXAS, N.A.



      By:
     Charles Kingswell-Smith
     Senior Vice President